TEBRX (No-Load Class)

ABSTX (Investor Class)

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated January 24, 2024

to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund, each dated January 21, 2024

This Supplement provides new and additional information beyond that contained in Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective until or about March 1, 2024, Investor Class Shares are not offered for sale by the Fund.

Further, effective until the earlier of (i) April 19, 2024 or (ii) the shareholder approvals of the Investment Advisory Agreement between the Trust and Absolute Capital Management LLC (“Absolute”) and the Sub-Advisory Agreement between Absolute and First Associated Investment Advisors, Inc. (“FAIA”), Absolute shall be the advisor of the Fund pursuant to an Interim Advisory Agreement and FAIA shall be the sub-advisor of the Fund pursuant to an Interim Sub-Advisory Agreement, both dated November 21, 2023, as filed with Post Effective Amendment 593 to the Trust’s registration statement.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated January 21, 2024. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-866-209-1964.

Please retain this Supplement for future reference.